                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  SEPTEMBER 7, 2000



                            COLLEGIATE PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                                   0-17293                               22-2795073
(State or other jurisdiction of             (Commission File Number)           (I.R.S. employer identification no.)
 incorporation or organization)


                     13950 SENLAC DRIVE, SUITE 200        75006
               (Address of principal executive offices) (Zip Code)



                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)





                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

         On September 21, 2000, Collegiate Pacific, Inc. filed its initial report on Form 8-K reporting its acquisition of the assets of Kesmil Manufacturing, Inc. ("Kesmil") through its acquisition of all of the outstanding common stock of Kesmil. The assets acquired included all equipment, inventory, product designs and all other technical information necessary to design and manufacture Kesmil's line of athletic equipment. This Amendment No. 1 to Form 8-K includes the financial statements of Kesmil Manufacturing, Inc. and the pro forma financial information required by Item 7 of Form 8-K.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         The company accomplished the acquisition pursuant to a Stock Purchase Agreement dated September 7, 2000, by and between the company and Kesmil's founder, Michael J. Blumenfeld. Mr. Blumenfeld is the company's Chairman of the Board and Chief Executive Officer. The company agreed to pay the following aggregate consideration for the Kesmil stock, which represents a multiple of approximately two times Kesmil's projected annual earnings:

         o        the company assumed a note payable to Abe Blumenfeld, Mr.
                  Blumenfeld's father, in the amount of $45,000;

         o the company assumed a note payable to Michael J. Blumenfeld in the amount of $536,000;

         o the company assumed Kesmil's accounts payable and accrued expenses in the amount of $309,099; and

         o the company advanced Kesmil $125,154, which represented Kesmil's working capital requirements from July 1, 2000 through the September 7, 2000 closing date.

The company used cash generated from operations for the advances to Kesmil for its working capital requirements and will use cash generated from operations to pay the balance of the purchase price.

         A portion of the assets acquired constitute equipment and other physical property used in connection with manufacturing athletic equipment. These assets will continue to be utilized by the company for such purposes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The Independent Auditor's Report and the audited balance sheets of Kesmil Manufacturing, Inc., as of June 30, 2000, and 1999, related statements of operations, stockholders' equity (deficit) and cash flows for each of the years ended June 30, 2000 and 1999, and the notes thereto, are set forth on pages 2-13 of this current Report on Form 8-K.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Kesmil Manufacturing, Inc. Board of Directors

We have audited the accompanying balance sheets of Kesmil Manufacturing, Inc. as of June 30, 2000 and 1999, and the related statements of operations, stockholder's deficit, and cash flows for the year ended June 30, 2000 and the period February 1, 1999 (date of inception) through June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kesmil Manufacturing, Inc. as of June 30, 2000 and 1999, and the results of its operations and its cash flows for the year ended June 30, 2000 and the period February 1, 1999 (date of inception) through June 30, 1999 in conformity with accounting principles generally accepted in the United States of America.


/s/ Grant Thornton LLP

Dallas, Texas
August 25, 2000

                           KESMIL MANUFACTURING, INC.

                                 BALANCE SHEETS

                             JUNE 30, 2000 AND 1999

                        ASSETS
                                                                    2000            1999
                                                                 ----------      ----------
Current assets:
     Cash and cash equivalents                                   $   12,470      $   24,538
     Accounts receivable - affiliate                                 15,739             270
     Inventory                                                      162,900          56,120
                                                                 ----------      ----------
             Total current assets                                   191,109          80,928
Property and equipment, net of accumulated depreciation
  of $49,138 in 2000 and $6,564 in 1999                             183,371         180,914
 Other assets, net                                                    1,249           1,342
                                                                 ----------      ----------

                                                                 $  375,729      $  263,184
                                                                 ==========      ==========


                      LIABILITIES AND STOCKHOLDER'S DEFICIT

Current liabilities:
     Accounts payable                                            $   61,920      $   40,183
     Accrued expenses                                               272,180          36,800
     Notes payable to related parties                               581,000         325,000
                                                                 ----------      ----------
             Total liabilities                                      915,100         401,983

Commitments and contingencies                                            --              --

Stockholder's equity:
 Common stock, no par value; authorized, issued and
    outstanding - 100,000 shares                                      1,000           1,000
 Accumulated deficit                                               (540,371)       (139,799)
                                                                 ----------      ----------
             Total stockholder's deficit                           (539,371)       (138,799)
                                                                 ----------      ----------

                                                                 $  375,729      $  263,184
                                                                 ==========      ==========


   The accompanying notes are an integral part of these financial statements.

                           KESMIL MANUFACTURING, INC.

                            STATEMENTS OF OPERATIONS

                FOR THE YEAR ENDED JUNE 30, 2000, AND THE PERIOD
           FEBRUARY 1, 1999 (DATE OF INCEPTION) THROUGH JUNE 30, 1999

                                                           2000              1999
                                                       ------------      ------------

Sales                                                  $  1,015,724      $     25,270
Cost of sales                                             1,182,874           124,561
                                                       ------------      ------------

             Gross loss                                    (167,150)          (99,291)

Selling, general and administrative expenses                185,861            31,758
                                                       ------------      ------------

             Operating loss                                (353,011)         (131,049)
                                                       ------------      ------------

Interest expense                                            (47,560)           (8,750)
                                                       ------------      ------------

             Net loss                                  $   (400,571)     $   (139,799)
                                                       ============      ============



   The accompanying notes are an integral part of these financial statements.

                           KESMIL MANUFACTURING, INC.

                            STATEMENTS OF CASH FLOWS

                FOR THE YEAR ENDED JUNE 30, 2000, AND THE PERIOD
           FEBRUARY 1, 1999 (DATE OF INCEPTION) THROUGH JUNE 30, 1999

                                                                            2000           1999
                                                                         ---------      ---------
Cash flows from operating activities:
     Net loss                                                            $(400,572)     $(139,799)
     Adjustments to reconcile net loss to net cash
       Used by operating activities:
        Depreciation and amortization                                       42,666          6,588
        Change in assets and liabilities, net of effects of business acquisitions:
            Accounts receivable                                            (15,469)          (270)
            Inventory                                                     (106,780)       (56,120)
            Other assets, net                                                   --         (1,366)
            Accounts payable                                                21,737         40,183
            Accrued expenses                                               235,380         36,800
                                                                         ---------      ---------
             Net cash used in operating activities                        (223,038)      (113,984)

Cash flows from investing activities:
     Purchase of property and equipment                                    (45,030)      (187,478)

Cash flow from financing activities:
     Proceeds from note payable                                            256,000        325,000
     Proceeds from issuance of common stock                                     --          1,000
                                                                         ---------      ---------
             Net cash provided by financing activities                     256,000        326,000
                                                                         ---------      ---------
                                 Increase(decrease) in cash                (12,068)        24,538

Cash and cash equivalents at beginning of period                            24,538             --
                                                                         ---------      ---------
Cash and cash equivalents at end of period                               $  12,470      $  24,538
                                                                         =========      =========
Cash payments for:
     Interest                                                            $  47,560      $   8,750
                                                                         =========      =========

   The accompanying notes are an integral part of these financial statements.

                           KESMIL MANUFACTURING, INC.

                       STATEMENT OF STOCKHOLDER'S DEFICIT

                FOR THE YEAR ENDED JUNE 30, 2000, AND THE PERIOD
           FEBRUARY 1, 1999 (DATE OF INCEPTION) THROUGH JUNE 30, 1999


                                   COMMON STOCK
                               -----------------------   ACCUMULATED
                                SHARES       AMOUNT        DEFICIT         TOTAL
                              ---------     ---------    -----------     ---------
Issuance of common stock          1,000     $   1,000     $      --      $   1,000

Net loss                             --            --      (139,799)      (139,799)
                              ---------     ---------     ---------      ---------

Balances at June 30, 1999         1,000         1,000      (139,799)      (138,799)

Net loss                             --            --      (400,571)      (400,571)
                              ---------     ---------     ---------      ---------

Balances at June 30, 2000         1,000     $   1,000     $(540,370)     $(539,370)
                              =========     =========     =========      =========



   The accompanying notes are an integral part of these financial statements.

                           KESMIL MANUFACTURING, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             JUNE 30, 2000 AND 1999

(1) GENERAL AND BACKGROUND

         Kesmil Manufacturing Inc. ("Kesmil" or the "Company") was incorporated on February 1, 1999, and began business in June 1999. The Company is a Texas corporation and is engaged in the manufacture of professional sports equipment for use in schools, colleges and other institutional organizations throughout the United States. Collegiate Pacific Inc. ("CPI"), a distributor of sporting goods and majority owned by the sole stockholder of the Company, is the sole customer. The Company's operating activities are located in Farmers Branch, Texas.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


         FINANCIAL INSTRUMENTS AND CREDIT RISK CONCENTRATIONS

         Financial instruments, which are potentially subject to concentrations of credit risk, consist principally of cash and accounts receivable. Cash deposits are placed with high credit quality financial institutions to minimize risk. Accounts receivable are unsecured. The fair value of these financial instruments and notes payable approximate their carrying values.

         ESTIMATES AND ASSUMPTIONS

         Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could vary from the estimates used in preparing the accompanying financial statements.

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

         INVENTORIES

         Inventories, which consist of goods held for resale, are carried at the lower of cost or market using the average cost method. Inventories consist of :

                      2000         1999
                    --------     --------
Raw materials       $108,507     $ 56,120
Work-in-process       36,878           --
Finished goods        17,515           --
                    --------     --------
                    $162,900     $ 56,120
                    ========     ========

                           KESMIL MANUFACTURING, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             JUNE 30, 2000 AND 1999


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


         PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives (5 to 7 years). The cost of maintenance and repairs is charged to expense as incurred; significant renewals and betterments are capitalized.

         INCOME TAXES

         The Company has elected to be taxed as an S Corporation under the Internal Revenue Code. Accordingly, income taxes are the obligation of the stockholder, and no income taxes are reflected in the accompanying financial statements.

(3) PROPERTY AND EQUIPMENT

         Property and equipment consist of the following:

                                          2000           1999
                                       ---------      ---------
     Equipment                         $ 208,460      $ 182,953
     Tooling                              19,358             --
     Fixtures and fixtures                 4,691          4,525
                                       ---------      ---------

     Total property and equipment        232,509        187,478
     Less accumulated depreciation       (49,138)        (6,564)
                                       ---------      ---------

     Property and equipment, net       $ 183,371      $ 180,914
                                       =========      =========

(4) NOTE PAYABLE TO RELATED PARTIES

         The Company has a $536,000 note payable to its shareholder, which bears interest at 12% per annum and is payable on demand. The Company also has a $45,000 note payable to a related party, which bears interest, payable monthly, at 12% per annum and is payable on demand. Accrued interest on the notes payable was $50,010 and $8,750 at June 30, 2000 and 1999, respectively. Interest expense on the notes payable was $47,560 and $8,750 for the years ended June 30, 2000 and 1999, respectively.

(5) RELATED PARTY TRANSACTIONS

         All of the Company's sales have been to CPI, a distributor of sporting goods, which is also majority owned by the stockholder of the Company. The Company had approximately $16 thousand in outstanding receivables from CPI at June 30, 2000.

                           KESMIL MANUFACTURING, INC.

                          NOTES TO FINANCIAL STATEMENTS

                             JUNE 30, 2000 AND 1999



(6)      COMMITMENTS AND CONTINGENCIES

         The Company leases its manufacturing and office facility under a noncancelable operating lease expiring in 2003. A portion of its office facility is subleased to CPI for $2,000 per month. Rent expense was approximately $146,000 and $22,000 for the year ended June 30, 2000, and the period from February 9, 1999 (date of inception) through June 30, 1999, respectively.

         The minimum rental commitment under operating leases are as follows:


                                           2001              $ 132,208
                                           2002                144,396
                                           2003                132,363
                                                             ---------

                                                             $ 408,967
                                   Less sublease rentals       (70,000)
                                                             =========
                                                             $ 338,467
                                                             =========


(7)      SUBSEQUENT EVENTS

         On September 7, 2000, CPI purchased all of the common stock of the Company.

ITEM 7.  CONTINUED.

         (b)      Pro Forma Financial Information.

         The following unaudited pro forma condensed combined financial statements have been derived from the historical financial statements of Collegiate Pacific, Inc. and Kesmil Manufacturing, Inc. The unaudited pro forma condensed combined balance sheet as of June 30, 2000 has been presented as if the acquisition of Kesmil had been consummated as of June 30, 2000. The unaudited pro forma condensed combined statements of operations for the years ended June 30, 2000 and 1999, have been presented as if the acquisition had been consummated as of February 1, 1999 (Kesmil date of inception). Collegiate Pacific acquired Kesmil on September 7, 2000.

         Because the Kesmil stock was acquired from the majority stockholder of Collegiate Pacific, the unaudited pro forma condensed combined financial statements give effect to the acquisition of Kesmil in accordance with a manner similar in nature to the pooling of interests method of accounting for business combinations and are based upon the assumptions and adjustments described in the accompanying notes.

         The pro forma adjustments do not reflect any operating efficiencies and cost savings that Collegiate Pacific may achieve with respect to the combined companies. The pro forma adjustments also do not include any adjustments to historical revenues for any new products which may be developed and marketed in the future nor for any future price changes for existing products. The pro forma adjustments do not include any adjustments to historical amounts for cost of sales, research and development, sales and marketing, or general and administrative expenses for any future operating changes.

         The unaudited pro forma condensed combined financial results are not necessarily indicative of the financial position or operating results that would have occurred had the acquisition been consummated at that date, or at the beginning of the period for which such transactions have been given effect, nor of the combined results of future operations.

                     COLLEGIATE PACIFIC INC. AND SUBSIDIARY
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2000






                                                 COLLEGIATE PACIFIC,       KESMIL                        PROFORMA
                                                      INC. AND          MANUFACTURING,       ----------------------------------
                                                     SUBSIDIARY             INC.              ADJUSTMENTS             COMBINED
                                                    ------------        --------------       ------------           -----------
ASSETS

Current assets
     Cash and cash equivalents                       $   768,076         $    12,470         $                      $   780,546
     Accounts receivable                               1,384,185              15,739             (15,739)(1)          1,384,185
     Inventory                                         2,323,845             162,900             (71,417)(2)          2,415,328
     Prepaid expenses and
         other current assets                             39,014                  --                  --                 39,014
                                                     -----------         -----------         -----------            -----------
            Total current assets                       4,515,120             191,109             (87,156)             4,619,073

Property and equipment, net of
    accumulated depreciation                             149,731             183,371                  --                333,102
License agreements, net of
    accumulated amortization                             468,049                  --                  --                468,049
Cost in excess of net tangible
     assets acquired, net of
      accumulated amortization                           588,185                  --                  --                588,185
Other assets, net                                         54,955               1,249                  --                 56,204
                                                     -----------         -----------         -----------            -----------
                                                     $ 5,776,040         $   375,729         $   (87,156)           $ 6,064,613
                                                     ===========         ===========         ===========            ===========
         LIABILITIES AND
       STOCKHOLDERS EQUITY

Current liabilities:
     Accounts payable                                $   509,614         $    61,920         $   (15,739)(1)        $   555,795
     Accrued expenses                                    142,822             272,180                  --                415,002
     Other current liabilities                            34,048                  --                  --                 34,048
                                                     -----------         -----------         -----------            -----------
            Total current liabilities                    686,484             334,100             (15,739)             1,004,845

Notes payable to related parties                              --             581,000                  --                581,000
                                                     -----------         -----------         -----------            -----------

            Total liabilities                            686,484             915,100             (15,739)             1,585,845
                                                     -----------         -----------         -----------            -----------

Stockholders' Equity:
      Common stock                                        42,446               1,000              (1,000)(3)             42,446
      Additional paid-in capital                       6,460,453                  --               1,000 (3)          6,461,453
       Accumulated deficit                            (1,142,900)           (540,371)            (71,417)(2)         (1,754,688)
       Treasury shares, at cost                         (255,443)                 --                  --               (255,443)
                                                     -----------         -----------         -----------            -----------
                                                       5,104,556            (539,371)            (71,417)             4,493,768
Less notes received from
   Stockholders                                          (15,000)                 --                  --                (15,000)
                                                     -----------         -----------         -----------            -----------

       Total stockholders' equity                      5,089,556            (539,371)            (71,417)             4,448,768
                                                     -----------         -----------         -----------            -----------
                                                     $ 5,776,040         $   375,729         $   (87,156)           $ 6,064,613
                                                     ===========         ===========         ===========            ===========


See accompanying notes to unaudited pro forma condensed combined financial statements.

                            COLLEGIATE PACIFIC, INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2000





                                                                        KESMIL                   PRO FORMA
                                         COLLEGIATE PACIFIC, INC.   MANUFACTURING,               ---------
                                               AND SUBSIDIARY            INC.        ADJUSTMENTS          COMBINED
                                         ------------------------   --------------   ------------       ------------
Sales                                          $ 10,065,781          $  1,015,724    $ (1,015,724)(4)   $ 10,065,781
Cost of sales                                     6,498,002             1,182,874        (949,361)(5)      6,731,515
                                               ------------          ------------    ------------       ------------

             Gross profit (loss)                  3,567,779              (167,150)        (66,363)(6)      3,334,266

Selling, general and administrative
     expenses                                     3,851,661               185,862              --          4,037,523
                                               ------------          ------------    ------------       ------------
             Operating loss                        (283,882)             (353,012)        (66,363)          (703,257)

Other income (expense):
     Interest expense                              (153,874)              (47,560)             --           (201,434)
     Interest income                                  7,066                    --              --              7,066
                                               ------------          ------------    ------------       ------------

             Total other income (expense)          (146,808)              (47,560)             --           (194,368)

Loss before provision for
     income taxes                                  (430,690)             (400,572)        (66,363)          (897,625)
Provision for income taxes                           51,748                    --              --             51,748
                                               ------------          ------------    ------------       ------------

             Net loss                          $   (482,438)         $   (400,572)   $    (66,363)      $   (949,873)
                                               ============          ============    ============       ============



See accompanying notes to unaudited pro forma condensed statement of operations.

                            COLLEGIATE PACIFIC, INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999



                                                                        KESMIL                  PRO FORMA
                                         COLLEGIATE PACIFIC, INC.   MANUFACTURING,              ---------
                                             AND SUBSIDIARY              INC.        ADJUSTMENTS         COMBINED
                                         ------------------------   --------------   -----------       -----------
Sales                                           $ 6,813,333           $    25,270    $   (25,270)(4)   $ 6,813,333
Cost of sales                                     4,367,382               124,561        (20,216)(5)     4,471,727
                                                -----------           -----------    -----------       -----------

              Gross profit (loss)                 2,445,951               (99,291)        (5,054)(6)     2,341,606


Selling, general and administrative
     expenses                                     2,343,434                31,758             --         2,375,192
                                                -----------           -----------    -----------       -----------

              Operating profit (loss)               102,517              (131,049)        (5,054)          (33,586)

Other income (expense):
     Interest expense                              (110,534)               (8,750)            --          (119,284)
     Interest income                                 11,373                    --             --            11,373
                                                -----------           -----------    -----------       -----------

             Total other income (expense)           (99,161)               (8,750)            --          (107,911)

Income (loss) before provision for
     income taxes                                     3,356              (139,799)        (5,054)         (141,497)

Provision for  income taxes                          33,890                    --             --            33,890
                                                -----------           -----------    -----------       -----------

             Net loss                           $   (30,534)          $  (139,799)   $    (5,054)      $  (175,387)
                                                ===========           ===========    ===========       ===========


See accompanying notes to unaudited pro forma condensed statement of operations.

                             COLLEGIATE PACIFIC INC.
                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                   BALANCE SHEETS AND STATEMENTS OF OPERATIONS



Note A: The Pro forma Statements give effects to the following pro forma adjustments for the respective fiscal year years:

(1) Elimination of intercompany receivables and payables.
(2) Elimination of cumulative effect of intercompany profit in inventory.
(3) Elimination of Kesmil common stock.
(4) Elimination of intercompany sales.
(5) Elimination of intercompany cost of sales.
(6) Elimination of current year intercompany profit in inventory.





Listed below are the exhibits filed as a part of this report.

    2.1 -- Stock Purchase Agreement by and between Collegiate Pacific Inc. and Michael J. Blumenfeld dated September 7, 2000. Incorporated herein by reference to Exhibit 2.1 to the company's Report on Form 8-K dated September 21, 2000.

   99.1 -- Press release dated September 7, 2000. Incorporated herein by reference to Exhibit 99.1 to the company's Report on Form 8-K dated September 21, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 21, 2000            COLLEGIATE PACIFIC, INC.



                                   By:   /s/ William R. Estill
                                      ------------------------------------------
                                      William R. Estill, Chief Financial Officer

                                  EXHIBIT INDEX


 EXHIBIT
 NUMBER                          DESCRIPTION
 -------                         -----------
   2.1   Stock Purchase Agreement by and between Collegiate Pacific Inc. and
         Michael J. Blumenfeld dated September 7, 2000. Incorporated herein by reference to Exhibit 2.1 to the company's Report on Form 8-K dated
         September 21, 2000.

  99.1 Press release dated September 7, 2000. Incorporated herein by reference to Exhibit 99.1 to the company's Report on Form 8-K dated September 21,
         2000.